                               SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                 (Amendment No. ___)

                             Filed by the Registrant [x]

                    Filed by a Party other than the Registrant [ ]

Check the appropriate box:

    []   Preliminary Proxy Statement
    [] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    [X]  Definitive Proxy Statement
    []   Definitive Additional Materials
    []   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12
--------------------------------------------------------------------------------


                     AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.
                   [Name of Registrant as Specified In Its Charter]
--------------------------------------------------------------------------------



Teresa E. Axelson                                                 Jerry L. Adams
One Moody Plaza                      With Copy To:   Greer, Herz & Adams, L.L.P.
Galveston, Texas 77550                                           One Moody Plaza
                                                          Galveston, Texas 77550
                      [Name of Person(s) Filing Proxy Statement]


Payment of Filing Fee (Check the appropriate box):

    []   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a6(i)(1), or
         14a-6(j)(2).

    [] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

    []   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.
         1)  Title of each class of securities to which transaction applies:  --
         2)  Aggregate number of securities to which transaction applies:     --
         3)  Per unit price or other underlying value of transaction computed
             pursuant to Exchange Act Rule 0-11:     --
         4)  Proposed maximum aggregate value of transaction:                 --
         5)  Total fee paid

    []   Fee paid previously with preliminary materials.

    [] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1)  Amount Previously Paid
         2)  Form, Schedule or Registration Statement No:
         3)  Filing Party:
         4)  Date Filed:

                      AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC

ONE MOODY PLAZA                    (409) 763-2767         GALVESTON, TEXAS 77550

--------------------------------------------------------------------------------



                      NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                  NOVEMBER 20, 1997

To the Stockholders of American National Investment Accounts, Inc.:

    NOTICE IS HEREBY GIVEN THAT a Special Meeting (the "Special Meeting") of the Stockholders of American National Investment Accounts, Inc. (the "Fund") will be held at the principal executive offices of the Fund and of Securities Management and Research, Inc., One Moody Plaza, 17th Floor, Galveston, Texas 77550, on November 20, 1997, at 8:40 a.m. Central Time, for the following purposes:

1.  To elect a board of nine (9) directors.
2. To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

    Only the stockholders of record at the close of business on October 22, 1997, are entitled to notice of, and to vote at, the Special Meeting. After the Special Meeting, the Fund does not presently anticipate holding regular annual meetings except to the extent required by law. A list of the Fund's stockholders is held in the office of the Fund, One Moody Plaza, Galveston, Texas 77550.

                                       By Order of the Board of Directors

                                       /s/ Teresa Axelson
                                       Teresa E. Axelson, Secretary

October 29, 1997


--------------------------------------------------------------------------------

                                      IMPORTANT

    YOUR COOPERATION IS SOLICITED!

    WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL-IN, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED SO THAT A QUORUM WILL BE PRESENT AND THE MAXIMUM NUMBER OF SHARES MAY BE VOTED. IT IS MOST IMPORTANT AND IN YOUR INTEREST FOR YOU TO SIGN AND DATE YOUR PROXY AND RETURN IT. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

    ADDITIONALLY, A MAJORITY OF THE OUTSTANDING SHARES OF THE FUND MUST BE PRESENT IN PERSON OR BY PROXY AT EACH MEETING.

--------------------------------------------------------------------------------

                                 PROXY STATEMENT FOR

                     AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

--------------------------------------------------------------------------------


ONE MOODY PLAZA                  (409) 763-2767           GALVESTON, TEXAS 77550

--------------------------------------------------------------------------------


                                 GENERAL INFORMATION

    Securities Management and Research, Inc. ("SM&R"), the investment adviser and underwriter to the Fund, also owns shares of the Fund, and has advised the Fund that it intends to vote all of its shares in the same proportion as votes cast by Contract Owners. The number of votes for which each Variable Contract Owner has the right to provide instructions was determined as of October 22, 1997 (the "Record Date").

    You are the owner of a variable annuity contract and/or a variable life insurance contract (each, a "Contract") issued by American National Insurance Company ("American National"). You are being sent this Proxy Statement because you have allocated money under your Contract(s) to the American National Investment Accounts, Inc. (the "Fund"). The Proxy Statement, which was mailed on or about October 29, 1997, is furnished in connection with a solicitation of proxies by the Board of Directors of the Fund for use at the Fund's Special Meeting of Stockholders (the "Special Meeting") to be held on November 20, 1997, and at any adjournment of such meeting.

    American National is the legal holder of shares of the Fund held by Contract owners, as well as shares it holds for its own account, and as such is entitled to vote those shares, but will generally do so in accordance with instructions of Contract owners. American National has agreed to vote shares of the Fund held by Contract owners for which no timely voting instructions from Contract owners are received, as well as shares it owns for its own account, in the same proportion as those shares for which voting instructions are received from Contract owners.

    A proxy may be revoked at any time prior to the voting thereof by written notice to the Secretary of the Fund at the address shown above, by personal attendance at the Special Meeting, or by submitting a proxy bearing a later date. The cost of printing and mailing this Proxy Statement, the attached Notice and Proxy will be paid by SM&R.

    The Fund is a Maryland corporation consisting of four separate portfolios: the Growth Portfolio, the Managed Portfolio, the Balanced Portfolio, and the Money Market Portfolio (collectively, the "Portfolios").

    The Record Date has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting. The Fund had 18,259,371.390 shares of common stock (the "Common Stock") outstanding on the record date, consisting of 6,233,351.310 of the Growth Portfolio, 5,649,276.015 shares of the Managed Portfolio, 3,638,168.785 shares of the Balanced Portfolio and 2,738,575.280 shares of the Money Market Portfolio. Each share of Common Stock outstanding is entitled to one vote, but votes may not be cumulated. A majority of the outstanding common shares of the Fund must be present in person or by proxy to constitute a quorum for the approval of any matter which properly comes before the Special Meeting. Abstentions and proxies signed and returned by brokers without voting on a proposal ("Broker Non-Votes") will not be counted for or against the proposal, but will be counted as votes present for purposes of determining whether a quorum is present.

    If, as the time of the Special Meeting nears, sufficient votes for a quorum have not been received, the officers of the Fund may make phone calls to certain of the stockholders in order to gather enough votes for a quorum.

PROPOSAL 1.  ELECTION OF DIRECTORS

    The persons named as proxies intend to vote in favor of the election of the following listed nominees as members of the Board of Directors unless authority to vote for one or more of the nominees is specifically withheld. If, at the time of the Special Meeting, any of the nominees for election as a director shall be unable to serve, or are otherwise unavailable for election, the proxies will be voted for such other persons as shall be proposed by the Board of Directors. The Board of Directors has no reason to believe that any of the persons nominated will become unavailable for election, and all persons nominated have consented to serve as directors.

    The directors of the Fund serve until the next annual or special meeting of stockholders at which Directors are elected and until their successors are elected and qualified. The information set forth below has been furnished by each nominee.

                    INFORMATION CONCERNING NOMINEES FOR DIRECTORS
(NAME, ADDRESS, AGE, POSITION AND OFFICES WITH THE FUND, BUSINESS EXPERIENCE IN LAST FIVE YEARS)

ERNEST S. BARRATT (1) (Department of Psychiatry and Behavioral Sciences, University of Texas Medical Branch, Galveston, Texas 77550-2777)

    72, Professor and Chief of Psychophysiology Laboratory, Department of Psychiatry and Behavioral Sciences, University of Texas Medical Branch, a medical school and hospital system, 1981 to present; Director of the Fund, 1990 to present.

*MICHAEL W. MCCROSKEY (One Moody Plaza, Galveston, Texas 77550)

    54, President, Chief Executive Officer, Director and member of the Executive Committee of SM&R, 1994 to present; President and Director of the Fund, 1994 to present; President and Director of the American National Growth Fund, Inc., American National Income Fund, Inc., and Triflex Fund, Inc., also referred to as the "American National Funds Group", 1994 to present; President, Chief Executive Officer and Director of SM&R Capital Funds, Inc., 1994 to present; Executive Vice President of American National, 1972 to present; Vice President of Standard Life and Accident Insurance Company, 1988 to present; Vice President, Investments of American National Property and Casualty Company, 1994 to present; Vice President, Investments of American National General Insurance Company, 1994 to present; Assistant Secretary of American National Life Insurance Company of Texas, 1986 to present; Vice President of Investments for Garden State Life Insurance Company, 1994 to present; Vice President, Pacific Property and Casualty, 1996 to present, life, health and accident insurance subsidiaries of American National; President and Director of ANREM Corporation, 1977 to present; President and Director of ANTAC Inc., 1995 to present.

*ALLAN W. MATTHEWS (2) (7114 Youpon, Galveston, Texas 77551)

    32, Program Officer of The Moody Foundation, a charitable foundation, 1991 to present; Director of SM&R Capital Funds, Inc., another investment company advised by SM&R, 1991 to present.

*LEA MCLEOD MATTHEWS (2) (850 E. Anderson Lane, Austin, Texas 78752)

    35, Publications Editor, National Western Life Insurance Co., 1990 to present; Associate in Customer Service Designation; Director of the Fund, 1994 to present; Director of SM&R Capital Funds, Inc., another investment company advised SM&R, 1994 to present; Garden State Life Insurance Company, an insurance subsidiary of American National, 1993 to present; Director of Kids Exchange of Austin, a non-profit corporation, 1996 to present; Consultant to Austin Writers League.

*ANN MCLEOD MOODY (2) (5 Colony Park Drive, Galveston, Texas 77551)

    60, Director of Moody Gardens, Inc., 1994 to present; Director of Bank of Galveston, National Association, 1989 to present; Director of The Westcap Corporation, 1990 to present; Director of Seal Fleet, Inc., 1972 to 1996.

EDWIN K. NOLAN (#7 Mt. Lookout Drive, Canyon Lake, Texas 78133)

    54, Attorney, Law Offices, EDWIN K. NOLAN, P. C., Canyon Lake, Texas, 1977 to present; Director and Owner of Canyon Lake Aviation, Inc., a real estate investment company, 1986 to present; Director of Hancock Mini Mart, Inc., 1995 to present; Director of SM&R Capital Funds, Inc., another investment company advised by SM&R, 1991 to present.

ROBERT V. SHATTUCK, JR. (1013 23rd Street, Galveston, Texas 77550)

    56, Attorney, Law Offices of Robert V. Shattuck, Jr., Galveston, Texas.

JAMIE G. WILLIAMS (3328 Stanford, Dallas, Texas 75225)

    51, Academic Language Therapist and Educational Consultant, 1974 to present; Director of The Learning Therapist Graduate Certificate Program, 1986 to 1995; Adult Assessment Clinic and Adolescent Academic Development Programs, Division of Evening, Summer and Continuing Studies, Southern Methodist University, 1994 to 1995; Adjunct Instructor in Department of Psychology, Dedman College, Southern Methodist University, 1988 to 1995.

FRANK P. WILLIAMSON (200 University Boulevard, Galveston, Texas 77550)

    65, Owner of Professional Pharmacy, 1964 to present.

(1)  Member of the Audit and Nominating Committees
(2) Mr. Matthews and Ms. Matthews are children of Mrs. Ann Moody, a nominee for Director

* "Interested Persons" as defined in the Investment Company Act of 1940. As indicated under the business experience section of the above table, Mr. McCroskey is President and Chief Executive Officer and a director of SM&R. Mr. Matthews, Ms. Matthews and Mrs. Moody are members of the immediate family of Robert L. Moody. See "Stock Ownership of Certain Beneficial Owners and Officers and Directors" below.
--------------------------------------------------------------------

                              ORGANIZATION OF THE BOARD

    The Board of Directors maintains two Committees: the Nominating Committee and the Audit Committee. The Nominating Committee is responsible for making recommendations to the Board of Directors as to the selection of nominees for Directors. In performing these functions, the committee will consider nominees recommended by stockholders. Stockholder recommendations should be submitted, in writing, to the Secretary of the Fund and should include a description of the proposed nominee's qualifications, other relevant biographical data and an indication of the willingness of the proposed nominee to serve if nominated and elected. Ernest S. Barratt, Ph.D., Brent E. Masel, M.D., and Michael W. McCroskey are the present members of the Nominating Committee. No meetings of the Nominating Committee were held during the fiscal year ended August 31, 1997.

    The Audit Committee is responsible for making recommendations to the Board of Directors as to the selection and appointment of and compensation to the Fund's independent auditors, to review the scope and results of audits made by such independent auditors, to make recommendations to the Board as to the scope of future audits, to inquire into, review and make recommendations with respect to the adequacy of the Fund's accounting and financial controls, and to otherwise assure effective communication between such auditors and the Board of Directors as a whole. Ernest S. Barratt, Ph.D., Brent E. Masel, M.D. and Louis
E. Pauls are the present members of the Audit Committee. One meeting of the Audit Committee was held during the fiscal year ended August 31, 1997. All committee members were in attendance at that meeting.

    The Fund held four (4) meetings of its Board of Directors during the fiscal year ended August 31, 1997. None of the directors missed more than one (1) of the meetings.

                                  EXECUTIVE OFFICERS

    The following information is given with respect to each of the Fund's executive officers and portfolio managers who are not directors:

TERESA E. AXELSON (One Moody Plaza, Galveston, Texas 77550)

    49, Vice President and Secretary of the Fund, 1990 to present; Vice President and Secretary of SM&R and SM&R Capital Funds, Inc., the American National Growth Fund, Inc., the American National Income Fund, Inc., and Triflex Fund, Inc., other investment companies advised by SM&R.

WILLIAM R. BERGER, C.F.A. (One Moody Plaza, Galveston, Texas 77550)

    34, Vice President, Portfolio Manager of the Balanced Portfolio, 1993 to present; Vice President and Portfolio Manager of the Triflex Fund, another investment company advised by SM&R; Assistant Vice President of American National, 1997 to present; Former Portfolio Manager for Trinity Investment Management.

GORDON D. DIXON (One Moody Plaza, Galveston, Texas 77550)

    52, Vice President, Portfolio Manager of the Growth Portfolio, 1993 to present; Senior Vice President, Chief Investment Officer and Director of SM&R and a member of the Investment and Executive Committees of SM&R; Vice President, Portfolio Manager of American National Growth Fund, Inc., another investment company advised by SM&R; Former Director of Equity Strategy Research and Trading for C&S/Soran Bank (now NationsBank).

BRENDA T. KOELEMAY (One Moody Plaza, Galveston, Texas 77550)

    40, Vice President and Treasurer of the Fund, 1992 to present; Vice President and Treasurer of SM&R; Vice President and Treasurer of American National Growth Fund, Inc., American National Income Fund, Inc., Triflex Fund, Inc., and SM&R Capital Funds, Inc., other investment companies advised by SM&R.

MICHAEL W. MCCROSKEY  (One Moody Plaza, Galveston, Texas 77550)

    See "Information Concerning Nominees for Directors" above.

EMERSON V. UNGER, C.L.U. (One Moody Plaza, Galveston, Texas 77550)

    53, Vice President of the Fund, 1990 to present; Vice President of SM&R; Vice President of American National Growth Fund, Inc., American National Income Fund, Inc., Triflex Fund, Inc., and SM&R Capital Funds, Inc., other investment companies advised by SM&R.

VERA M. YOUNG (One Moody Plaza, Galveston, Texas 77550)

    70, Vice President and Portfolio Manager of Money Market Portfolio of the Fund, 1990 to present; Vice President and Portfolio Manager of the Primary Fund Series of SM&R Capital Funds, Inc., another investment company advised by SM&R; Vice President and member of the Investment Committee of SM&R; Assistant Vice President, Securities, American National.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND OFFICERS AND DIRECTORS

    According to the Fund's records, the following stockholders owned five percent (5%) or more of the outstanding Common Stock as of the Record Date:

                    Name and address of      Amount and Nature of     Percent of
Title of Class      Beneficial Owner         Beneficial Ownership     Class
--------------      ----------------         --------------------     ------
Growth Portfolio    American National        5,903,126.621 (direct)   94.70%
                     Insurance Company (1)

Managed Portfolio   American National        5,313,771.963 (direct)   94.06%
                     Insurance Company (1)

Balanced Portfolio  American National        3,316,831.109 (direct)   91.17%
                     Insurance Company (1)

Money Market        American National        2,420,621.030 (direct)   88.39%
                     Insurance Company (1)

Growth Portfolio    SM&R (1)                   330,224.689 (direct)    5.30%

Managed Portfolio   SM&R (1)                   335,504.052 (direct)    5.94%

Balanced Portfolio  SM&R (1)                   321,337.676 (direct)    8.83%

Money Market        SM&R (1)                   317,954.250 (direct)   11.61%


(1) The address of American National and SM&R is One Moody Plaza, Galveston, Texas 77550.

    The Fund is not aware of any other person (including any "group" as such term is used in Section 13(d)(3) of the Securities Exchange Act) who held, of record or beneficially, more than 5% of the Fund's Common Stock outstanding on the Record Date.

    SM&R, the investment adviser, manager and underwriter of the Fund, is a wholly-owned subsidiary of American National, a Texas life insurance company with its principal offices in Galveston, Texas. The Moody Foundation (the "Foundation"), a charitable foundation established for charitable and educational purposes, owns approximately 23.7% of American National's common stock and the Libbie S. Moody Trust, a private trust, owns approximately 37.6% of such shares. The trustees of the Foundation are Robert L. Moody ("RLM"), Chairman of the Board, President and Chief Executive Officer of American National, Frances Moody Newman, RLM's mother, and Ross R. Moody, RLM's son. RLM directly owns approximately 348,829 shares of American National.

    The Moody National Bank of Galveston (the "Bank") is the trustee of the Libbie S. Moody Trust. RLM is Chairman of the Board, President and Chief Executive Officer of the Bank and President and Director of Moody Bancshares, Inc. ("Bancshares"), the sole shareholder of Moody Bank Holding Company, Inc. ("MBHC"), and President and Director of MBHC, the Bank's controlling stockholder. The Three R Trusts, trusts established by RLM for the benefit of his children, own 100% of Bancshares Class B Common Stock (which elects a majority of Bancshares' directors) and 47.5% of its Class A Common Stock. The trustee of the Three R Trusts is Irwin M. Herz, Jr., who is also a director of American National and a partner in Greer, Herz & Adams, L.L.P., 18th Floor, One Moody Plaza, Galveston, Texas, General Counsel to American National, SM&R, the Bank, Bancshares, MBHC, and the Fund.

    As of the Record Date, none of the Fund's directors and nominees for director owned any shares of the Fund.

                        REMUNERATION OF OFFICERS AND DIRECTORS

    The officers of the Fund receive remuneration only from SM&R and not from the Fund. Directors are paid a $500 per meeting fee by the Fund for attendance at Board Meetings, a $2,000 annual retainer fee and reimbursement of travel expenses. The individual directors received the following compensation from the Fund for the fiscal year ended December 31, 1996:

                                                           Total
                                                           Compensation
Name of                                Aggregate           From Fund and
Person,                                Compensation        Fund Complex
Position                               From Fund           Paid to Directors
--------                               ---------           -----------------

Ernest S. Barratt, Ph.D.
Director                               $3,500              $3,500

Robert A. Freund
Director                               -0-                 -0-

Brent E. Masel, M.D.
Director                               $4,000              $8,000 (2)

Michael W. McCroskey
Director, CEO and President            -0-                 -0-  (1)(2)

Lea McLeod Matthews
Director                               $4,000              $8,000 (2)

Louis E. Pauls, Jr.
Director                               $4,000              $8,000 (2)

(1) Also serves as director for American National Growth Fund, Inc., American National Income Fund, Inc. and Triflex Fund, Inc., also referred to as the "American National Funds Group," a group of investment companies advised by SM&R.

(2) Also serves as director for SM&R Capital Funds, Inc., an investment company advised by SM&R.

    For the period ended December 31, 1996, the directors were paid fees totaling approximately $16,888.

    Approval of the election of the Directors and the nominees requires a majority of the votes cast by stockholders present in person or represented by proxy and entitled to vote thereon.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING SLATE OF NOMINEES AS DIRECTORS: ERNEST S. BARRATT, PH.D., MICHAEL W. MCCROSKEY, ALLAN W. MATTHEWS, LEA MCLEOD MATTHEWS, ANN MOODY, EDWIN K. NOLAN, ROBERT V. SHATTUCK, JR., JAMIE G. WILLIAMS AND FRANK P. WILLIAMSON.

                                     ACCOUNTANTS

    The Audit Committee and Board of Directors appointed KPMG Peat Marwick ("KPMG") as the Fund's independent auditors for the fiscal year ended December 31, 1997. KPMG has indicated that it may not continue as the Fund's independent auditor for such fiscal year; however formal resignation has not been received by the Fund.

    There is no disagreement between the Fund and KPMG. KPMG has served as the Fund's accountant since its inception. At no time did KPMG's report on the Fund's financial statements contain an adverse opinion or a disclaimer of opinion or any qualification or modification as to uncertainty, audit scope, or accounting principles. At no time were there any disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

    In the event that KPMG does resign as independent auditor of the Fund, the Fund's audit committee and the Fund's Board of Directors, including a majority of the "not interested" directors, expect to appoint Tait, Weller & Baker as the new independent auditors of the Fund. Any such appointment will be submitted to
the stockholders of the Fund at the next annual meeting.   The Fund does not
expect representatives of KPMG or Tait Weller & Baker to attend this Special Meeting.

                                STOCKHOLDER PROPOSALS

    Notice is hereby given that any stockholder proposals for inclusion in proxy solicitation material for the next annual meeting, if any, or any special stockholders meeting must be received by the Secretary of the Fund at the Fund's principal executive offices, One Moody Plaza, Galveston, Texas 77550, not less than 120 days in advance of the proposed annual or special meeting. At the present time, no such meetings are scheduled or anticipated. Shareholder proposals received after such time will not be included in the Fund's proxy statement or proxy card prepared in connection with any such annual or special meeting. Any such proposals must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934.

                                    ANNUAL REPORT

    The financial statements of the Fund, as contained in the Annual Report, should be read in conjunction with this Proxy Statement. A copy of the Annual Report of the Fund for the fiscal year ended December 31, 1996, including financial statements, was mailed to stockholders in March, 1997. The Fund will furnish, without charge, a copy of the Annual Report, and the Semi-Annual financial statements dated June 30, 1997, to a stockholder upon request. Any such request should be made to Teresa E. Axelson, Secretary of the Fund, at One Moody Plaza, Galveston, Texas 77550 or (800) 526-8346, ext. 229.

                                    OTHER BUSINESS

    Management knows of no other business which will be presented for consideration at the meeting other than as stated above. If any other business shall properly come before the meeting, the enclosed Proxy authorizes the persons named therein to vote on any such other business in accordance with their best judgement.

    All shares represented by proxies received by management, not revoked, will be voted at the meeting or at any adjournment thereof. Accordingly, we hope that you will be able to attend the meeting, but if not, we ask that you promptly mark, sign and mail the enclosed Proxy in the enclosed envelope.

                                  By Order of the Board of Directors

                                  /s/ Teresa Axelson
                                  Teresa E. Axelson, Secretary

VOTING PROXY (A-11)

            AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC. - GROWTH PORTFOLIO
                       PROXY FOR SPECIAL SHAREHOLDER'S MEETING
                                  NOVEMBER 20, 1997
                    Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Ernest S. Barratt and Michael W. McCroskey and each or any of them, proxies, with power of substitution, to vote all shares of the undersigned at the Special Meeting of the Shareholders, to be held at One Moody Plaza, Galveston, Texas on November 20, 1997 at 8:40 a.m. Central Time or at any adjournment thereof, upon the matters set forth in the Proxy Statement for such meeting, and in their discretion on such other business as may properly come before the meeting.

1.  ELECTION OF DIRECTORS:

/ /FOR ALL NOMINEES listed below       / /WITHHOLD ALL NOMINEES listed below

/ / WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE - Place an "X" in the box to the left and strike a line through the nominee's name in the list below.

(1) ERNEST S. BARRATT    (4) LEA MCLEOD MATTHEWS (7) ROBERT V. SHATTUCK, JR.
(2) MICHAEL W. MCCROSKEY (5) ANN MOODY           (8) JAMIE G. WILLIAMS
(3) ALLAN W. MATTHEWS    (6) EDWIN K. NOLAN      (9) FRANK P. WILLIAMSON

2. To act on such other matters as may properly come before the meeting or any adjournment thereof.

       -------------------------------------------------------------------------

PLEASE MARK THE PROXY ABOVE, SIGN AND DATE BELOW AND MAIL IN THE ENCLOSED ENVELOPE. THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


Date:
-----------------------------------------------


-----------------------------------------------
              SIGNATURE OF OWNER


-----------------------------------------------
Signature of Co-Owner (if account held jointly)

NOTE: WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH MUST SIGN. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEES, ETC. SHOULD SO INDICATE.

VOTING PROXY (A-12)

            AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC. -MANAGED PORTFOLIO
                       PROXY FOR SPECIAL SHAREHOLDER'S MEETING
                                  NOVEMBER 20, 1997
                    Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Ernest S. Barratt and Michael W. McCroskey and each or any of them, proxies, with power of substitution, to vote all shares of the undersigned at the Special Meeting of the Shareholders, to be held at One Moody Plaza, Galveston, Texas on November 20, 1997 at 8:40 a.m. Central Time or at any adjournment thereof, upon the matters set forth in the Proxy Statement for such meeting, and in their discretion on such other business as may properly come before the meeting.

1.  ELECTION OF DIRECTORS:

/ /FOR ALL NOMINEES listed below       / /WITHHOLD ALL NOMINEES listed below

/ / WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE - Place an "X" in the box to the left and strike a line through the nominee's name in the list below.

(1) ERNEST S. BARRATT    (4) LEA MCLEOD MATTHEWS  (7) ROBERT V. SHATTUCK, JR.
(2) MICHAEL W. MCCROSKEY (5) ANN MOODY            (8) JAMIE G. WILLIAMS
(3) ALLAN W. MATTHEWS    (6) EDWIN K. NOLAN       (9) FRANK P. WILLIAMSON

2. To act on such other matters as may properly come before the meeting or any adjournment thereof.

       -------------------------------------------------------------------------

PLEASE MARK THE PROXY ABOVE, SIGN AND DATE BELOW AND MAIL IN THE ENCLOSED ENVELOPE. THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


Date:
-----------------------------------------------


-----------------------------------------------
              SIGNATURE OF OWNER


-----------------------------------------------
Signature of Co-Owner (if account held jointly)

NOTE: WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH MUST SIGN. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEES, ETC. SHOULD SO INDICATE.

VOTING PROXY (A-13)

           AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC. -BALANCED PORTFOLIO
                       PROXY FOR SPECIAL SHAREHOLDER'S MEETING
                                  NOVEMBER 20, 1997
                    Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Ernest S. Barratt and Michael W. McCroskey and each or any of them, proxies, with power of substitution, to vote all shares of the undersigned at the Special Meeting of the Shareholders, to be held at One Moody Plaza, Galveston, Texas on November 20, 1997 at 8:40 a.m. Central Time or at any adjournment thereof, upon the matters set forth in the Proxy Statement for such meeting, and in their discretion on such other business as may properly come before the meeting.

1.  ELECTION OF DIRECTORS:

/ /FOR ALL NOMINEES listed below       / /WITHHOLD ALL NOMINEES listed below
/ / WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE - Place an "X" in the box to the left and strike a line through the nominee's name in the list below.

(1) ERNEST S. BARRATT    (4) LEA MCLEOD MATTHEWS  (7) ROBERT V. SHATTUCK, JR.
(2) MICHAEL W. MCCROSKEY (5) ANN MOODY            (8) JAMIE G. WILLIAMS
(3) ALLAN W. MATTHEWS    (6) EDWIN K. NOLAN       (9) FRANK P. WILLIAMSON

2. To act on such other matters as may properly come before the meeting or any adjournment thereof.

       -------------------------------------------------------------------------

PLEASE MARK THE PROXY ABOVE, SIGN AND DATE BELOW AND MAIL IN THE ENCLOSED ENVELOPE. THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


Date:
-----------------------------------------------


-----------------------------------------------
              SIGNATURE OF OWNER


-----------------------------------------------
Signature of Co-Owner (if account held jointly)

NOTE: WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH MUST SIGN. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEES, ETC. SHOULD SO INDICATE.

VOTING PROXY (A-14)

         AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC. -MONEY MARKET PORTFOLIO
                       PROXY FOR SPECIAL SHAREHOLDER'S MEETING
                                  NOVEMBER 20, 1997
                    Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Ernest S. Barratt and Michael W. McCroskey and each or any of them, proxies, with power of substitution, to vote all shares of the undersigned at the Special Meeting of the Shareholders, to be held at One Moody Plaza, Galveston, Texas on November 20, 1997 at 8:40 a.m. Central Time or at any adjournment thereof, upon the matters set forth in the Proxy Statement for such meeting, and in their discretion on such other business as may properly come before the meeting.

1.  ELECTION OF DIRECTORS:

/ /FOR ALL NOMINEES listed below       / /WITHHOLD ALL NOMINEES listed below
/ / WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE - Place an "X" in the box to the left and strike a line through the nominee's name in the list below.

(1) ERNEST S. BARRATT    (4) LEA MCLEOD MATTHEWS  (7) ROBERT V. SHATTUCK, JR.
(2) MICHAEL W. MCCROSKEY (5) ANN MOODY            (8) JAMIE G. WILLIAMS
(3) ALLAN W. MATTHEWS    (6) EDWIN K. NOLAN       (9) FRANK P. WILLIAMSON

2. To act on such other matters as may properly come before the meeting or any adjournment thereof.

       -------------------------------------------------------------------------

PLEASE MARK THE PROXY ABOVE, SIGN AND DATE BELOW AND MAIL IN THE ENCLOSED ENVELOPE. THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


Date:
-----------------------------------------------


-----------------------------------------------
         SIGNATURE OF OWNER


-----------------------------------------------
Signature of Co-Owner (if account held jointly)

NOTE: WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH MUST SIGN. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEES, ETC. SHOULD SO INDICATE.